COAST HOTELS AND CASINOS TO PRESENT AT
                           LEHMAN BROTHERS CONFERENCE

LAS VEGAS, NV
DATE:  March 26, 2001
For Immediate Release


Contact:  Cyndee Hutchins,  Administrative  Assistant to Chief Financial Officer
(702) 365-7008

Harlan Braaten, President and Chief Operating Officer of Coast Resorts, Inc. and its operating subsidiary, Coast Hotels and Casinos, Inc., will address participants at the Lehman Brothers' High Yield Bond and Leveraged Loan Conference on March 27, 2001 in Orlando, Florida. Selected slides from his presentation will be available on the company's web site, www.coastcasinos.com, on March 27, at 10:30 a.m. Eastern Standard Time.

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